EXHIBIT 10.15b - COVER LETTER
----------------------------



March 21, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Multiple Line Excess of Loss Reinsurance Agreement, as amended through August 23,1995 between Selective insurance Company of America, Selective Way Insurance Company, Selective Insurance Company of the Southeast, Selective Insurance Company of South Carolina, Exchange Insurance Company and American Re-Insurance Company (Contract
     No. 3525-0066)

Ladies and Gentlemen:

Accompanying this letter for filing pursuant to the Securities Act of 1933, is an amendment, dated September 25, 1996, to the reinsurance agreement referred to above. This agreement was filed as Exhibit 10.13a to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, File No. 0-8641.

Very truly yours,

/s/ Leo L. McConville, Jr.
    ----------------------
    Leo L. McConville, Jr.
    Accountant Technical
    Specialist


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EXHIBIT 15b
-----------

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                                              No. 3525-0066-E010

                              ENDORSEMENT
                              -----------

     Attached to and forming part of Reinsurance Agreement No. 3525-0066 between SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY, both of Branchville, New Jersey and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA, both of Charlotte, North Carolina, EXCHANGE INSURANCE COMPANY, Buffalo, New York and CHARLESTON INSURANCE COMPANY, Charleston, South Carolina (herein and therein collectively referred to as the "Company") and AMERICAN RE-INSURANCE COMPANY, Princeton, New Jersey (herein and therein referred to as the "Reinsurer").


I. It is understood and agreed that effective 12:01 A.M., Standard Time, January 1, 1996, as respects, new and renewal policies becoming effective on and after said date, Section (b)(B)l.(v) and (vi); and Section (b)(B)3.; and Section (b)(C) General Liability #2 of ARTICLE IV, EXCLUSIONS are revised as follows:

     (B)  The Following Insurance Coverages:

          (v)  Emergency Medical Services for incidental medical malpractice;

          (vi) Teachers and other school professionals, but only for their school related activities and only if school professionals other than teachers have their own professional liability insurance;

     3. Errors and Omissions, except for School Boards, Volunteer Fire Companies and Employee Benefits.

     (C)  The Following Risks:

     GENERAL LIABILITY (Other Liability) with respect to:

     2. Products Liability for risks engaged in the manufacture, wholesale, or retail distribution of aviation parts. This exclusion does apply to risks engaged in the "incidental" manufacturing of "non-critical component parts" used in aircraft. For the purpose of this exception the following definitions apply:

          i. "Incidental" means that an insured manufactures only "non-ritical component aviation parts" (i.e., no critical parts) and that such parts represent no more than 30% of the insured's total annual gross receipts at the time the policy is signed or renewed.

          ii. "Non-Critical component part" means a part or product where application or use does not in any way relate to or involve the

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                                              No. 3525-0066-E010


               navigation, operation, airworthiness, or passenger safety of any aircraft, airport or guidance system or does not require FAA certification or approval as Technical Standing Order or Parts manufacturer.

               Sub-Assembly (defined as a group of component parts, combined to perform a particular function within an end product) and End Product (defined as a group of sub-assemblies) manufacturing are not covered whether critical or non-critical in nature.


II. It is further understood and agreed that effective 12:01 A.M., Standard Time, January 1, 1996, Section 2, Limits of Cover; and Section 5, Reinsurance Premium; and paragraph C of Section 6, Reports and Remittances of Exhibit C are amended as follows:

                              Section 2
                              ---------

LIMITS OF COVER
---------------

     (a) The limits of cover provided hereunder are divided into the following two Parts:

                                Part I
                                ------

          The Reinsurer shall not be liable for any loss under this Part I until the Company's ultimate net loss in each occurrence exceeds $1,000,000 and then the Reinsurer shall be liable for the amount of the Company's ultimate net loss in excess of $1,000,000, provided, that the maximum liability of the Reinsurer for ultimate net loss resulting from each occurrence shall be limited to $1,000,000.

                                Part II
                                -------

          1. The Reinsurer shall not be liable for any loss under this Part II until the Company's ultimate net loss in each occurrence exceeds $2,000,000 and then the Reinsurer shall be liable for the amount of the Company's ultimate net loss in excess of $2,000,000, provided, that the maximum liability of the Reinsurer for ultimate net loss resulting from each occurrence shall be limited to $3,000,000.

          2. Recoveries from Part I shall inure to the benefit of the Company and shall not be deducted in arriving at the Company's ultimate net loss under this Part II.


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                                              No. 3525-0066-E010


     (b) In the event a loss resulting from the same occurrence involves a combination of the Classes of Insurance covered under this Exhibit and/or the Company's Commercial Umbrella Liability Excess of Loss Covers (Exhibit A and Exhibit B attached hereto) and/or any one risk under the Working Excess Per Risk Exhibit of the Company's Property Exhibit Form Reinsurance Agreement, additional reinsurance is hereby provided when the total of the Company's combined retentions under this Exhibit, the Commercial Umbrella Liability Covers (Exhibit A and Exhibit B), and any one risk under the Working Excess Exhibit of the Property Reinsurance Agreement, exceeds $1,000,000. As respects such combined loss the Company shall retain the first $1,000,000 of such combined retentions and the Reinsurer shall reimburse the Company for the amount in excess of the Company's combined retentions of $1,000,000, provided the maximum liability of the Reinsurer in respect to the additional reinsurance provided under this paragraph shall not exceed $400,000 in each occurrence.

     (c) The Company's retention and the reinsurance recoverable under this Exhibit shall be apportioned to the Classes of Insurance covered hereunder in the same proportion that the Company's ultimate net loss with respect to each class bears to the Company's ultimate net loss on the combined Classes of Insurance.

                              Section 5
                              ---------

REINSURANCE PREMIUM
-------------------

     (a) The premium for the reinsurance provided under Parts I and II of this Exhibit shall be computed at the rates set forth below as applied to the Company's net premiums earned on the business covered under each Part.

               Part I      .45%
               Part II     .10%

     (b) As respects Part I the annual minimum premium shall be $2,250,000. As respects Part II, the annual minimum premium shall be $500,000.


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                                              No. 3525-0066-E010


     (c) The following percentages of the Company's net premiums earned shall be applied, as respects those policies having indivisible premiums:

          1.   15% as respects Homeowners and Farmowners policies;

          2.   35% as respects Businessowners policies;

          3. 45% as respects that portion of the Personal Umbrella policy other than Automobile Liability;

          4. 55% as respects the remaining Automobile Liability portion of the Personal Umbrella policy.

                              Section 6
                              ---------

REPORTS AND REMITTANCES
-----------------------

     (c) As respects Parts I and II of Section 2 of this Exhibit, if, at the end of any calendar year, the total amount of premium paid to the Reinsurer as respects Part I or II, in the twelve monthly accounts furnished during that calendar year is less than the annual minimum premium applicable to the respective Part, the difference between the total amount previously paid the annual minimum shall be promptly remitted to the Reinsurer.


III. It is still further understood and agreed that effective 12:01 A.M., January 1, 1996, Exhibit E - Excess Workers' Compensation Quota Share is canceled by mutual consent on a run-off basis.


All other terms and conditions remain unchanged.


     Nothing herein contained shall alter, vary or extend any provision or condition of the Agreement other than as above stated.


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                                              No. 3525-0066-E010


     IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed in duplicate this 25th day of September,1996.

SELECTIVE INSURANCE COMPANY OF AMERICA
SELECTIVE WAY INSURANCE COMPANY
SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
EXCHANGE INSURANCE COMPANY
CHARLESTON INSURANCE COMPANY


/s/ P.C. Anderson
    -------------
    P.C. Anderson

/s/ Wayne Rydell
    -------------
    Wayne Rydell
-----------------
Attested by:

                                    AMERICAN RE-INSURANCE COMPANY

                                    /s/ Edward Duess
                                        -------------------------
                                        Edward Duess

                                    /s/ Thomas Bell
                                        --------------
                                        Thomas Bell
                                    -----------------------------
                                    Attested by:

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